ESAB Corporation Announces Fourth Quarter 2024 Results
and Initiates Full Year 2025 Guidance

•Flat core organic growth
•High-single-digit welding equipment growth
•EBX driving record margin
•Completed acquisition of SUMIG
•Signed agreement to acquire Bavaria

North Bethesda, MD, February 20, 2025 -- ESAB Corporation (“ESAB” or the “Company”) (NYSE: ESAB), a focused premier industrial compounder, today announced strong financial results for the fourth quarter of 2024.

ESAB reported fourth quarter sales of $671 million, a decrease of 3% on a reported basis or a flat core organic growth before acquisitions and currency translation impacts, as compared to the prior year. ESAB also reported fourth quarter net income from continuing operations attributable to ESAB of $72 million or $1.18 diluted earnings per share and core adjusted net income of $79 million or $1.28 diluted earnings per share. Core adjusted EBITDA of $129 million rose 2% and margins expanded 90 basis points to 20.3%, both as compared to the prior year quarter.

“Our teams delivered another strong quarter, closing another year of exceptional performance. ESAB continues to innovate, introducing products and solutions that fueled growth in welding equipment this quarter. Our relentless focus on efficiency is evident in our record-breaking margin performance," said Shyam P. Kambeyanda, President and CEO of ESAB. "We successfully completed a strategic bolt-on acquisition, further strengthening our ability to provide world-class light-industrial automation solutions to our global customers. As we step into 2025, we are more committed than ever to driving long-term shareholder value and are confidently on track to achieve our 2028 goals.”

ESAB Full Year 2025 Outlook

ESAB expects core organic growth of 0.0% to 2.0% and total core sales growth of (2.0)% to 0.0% in 2025, which reflects ~(3.5)% currency headwinds and ~1.5% M&A growth. ESAB is expecting core adjusted EBITDA of $515 million to $530 million and core adjusted EPS of $5.10 to $5.25.

About SUMIG

In the fourth quarter of 2024, the Company completed the acquisition of SUMIG, a South American light automation and equipment business. This acquisition aims to open market opportunities through an enhanced portfolio globally and expand the Company's presence in South America.

About Bavaria

In the first quarter of 2025, the Company entered into an agreement to acquire Bavaria Schweisstechnik GmbH, a European business, which strengthens our consumables portfolio. This acquisition is expected to close in 2025, subject to the receipt of applicable regulatory approvals and customary closing conditions.

Conference Call and Webcast

The Company will hold a conference call to discuss its fourth quarter 2024 results beginning at 8:00 a.m. Eastern on Thursday, February 20, 2025, which will be open to the public by calling +1-888-550-5302 (U.S. callers) and +1-646-960-0685 (International callers) and referencing the conference ID number 4669992 and through webcast via ESAB’s website www.ESABcorporation.com under the “Investors” section. Access to a supplemental slide presentation can also be found on ESAB's website under the same heading. Both the audio of this call and the slide presentation will be archived on the website later in the day and will be available until the next quarterly call. The Company’s annual report on Form 10-K for the fiscal year ended December 31, 2024, filed February 20, 2025, is also available on ESAB’s website under the “Investors” section.

About ESAB Corporation

Founded in 1904, ESAB Corporation (NYSE: ESAB) is a focused premier industrial compounder. The Company’s rich history of innovative products, workflow solutions and business system ESAB Business Excellence, enables its purpose of Shaping the world we imagineTM. ESAB Corporation is based in North Bethesda, Maryland and employs approximately 9,300 associates and serves customers in approximately 150 countries. To learn more, visit www.ESABcorporation.com.

Non-GAAP Financial Measures and Other Adjustments

ESAB has provided in this press release financial information that has not been prepared in accordance with accounting principles generally accepted in the United States of America (“non-GAAP”). ESAB presents some of these non-GAAP financial measures including and excluding Russia due to economic and political volatility caused by the war in Ukraine, which results in enhanced investor interest in this information. Core non-GAAP financial measures excludes Russia for the three months and year ended December 31, 2024 and 2023. These non-GAAP financial measures may include one or more of the following: adjusted net income from continuing operations, Core adjusted net income from continuing operations, adjusted EBITDA (earnings before interest, taxes, Pension settlement loss, Restructuring and other related charges, acquisition-amortization and other related charges and depreciation and other amortization), Core adjusted EBITDA, organic sales growth (decline), Core organic sales growth (decline), adjusted free cash flow and ratios based on the foregoing measures. ESAB also provides adjusted EBITDA and adjusted EBITDA margin on a segment basis, as well as Core adjusted EBITDA and Core adjusted EBITDA margin on a segment basis.

Adjusted net income from continuing operations represents Net income from continuing operations attributable to ESAB Corporation, excluding Restructuring and other related charges, acquisition-amortization and other related charges and Pension settlement loss. Adjusted net income includes the tax effect of non-GAAP adjusting items at applicable tax rates and excludes the impact of discrete tax charges or gains in each period. ESAB also presents adjusted net income margin from continuing operations, which is subject to the same adjustments as adjusted net income from continuing operations. Adjusted net income per diluted share from continuing operations is a calculation of adjusted net income from continuing operations over the weighted-average diluted shares outstanding. ESAB also presents Core adjusted net income from continuing operations and Core adjusted net income per diluted share from continuing operations, which are subject to the same adjustments as Adjusted net income from continuing operations and Adjusted net income per diluted share from continuing operations, further removing the impact of Russia for the three months and year ended December 31, 2024 and 2023.
Adjusted EBITDA excludes from Net income from continuing operations the effect of Income tax expense, Interest expense and other, net, Pension settlement loss, Restructuring and other related charges, acquisition-amortization and other related charges and depreciation and other amortization. ESAB presents adjusted EBITDA margin, which is subject to the same adjustments as adjusted EBITDA. Further, ESAB presents these non-GAAP performance measures on a segment basis, which excludes the impact of Restructuring and other related charges, acquisition-amortization and other related charges and depreciation and other amortization from operating income. ESAB also presents Core adjusted EBITDA and Core adjusted EBITDA margin, which are subject to the same adjustments as Adjusted EBITDA and Adjusted EBITDA margin, respectively, further removing the impact of Russia for the three months and year ended December 31, 2024 and 2023.

ESAB presents organic sales growth (decline), which excludes the impact of acquisitions and foreign exchange rate fluctuations, and presents core organic sales growth (decline), which further excludes the impact of the Russia business for the three months and year ended December 31, 2024 and 2023.

Adjusted free cash flow represents cash flows from operating activities excluding cash outflows related to the Company’s separation from Enovis Corporation (the “Separation”) and discontinued operations, less Purchases of property, plant and equipment net of proceeds from sale of certain properties.

These non-GAAP financial measures assist ESAB management in comparing its operating performance over time because certain items may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to unusual events or discrete restructuring plans and other initiatives that are fundamentally different from the ongoing productivity and core business of the Company. ESAB management also believes that presenting these measures allows investors to view its performance using the same measures that the Company uses in evaluating its financial and business performance and trends.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures presented above to GAAP results has been provided in the financial tables included in this press release.

Forward Looking Statements

This press release includes forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning the Company’s plans, goals, objectives, outlook, expectations, and intentions, and other statements that are not historical or current fact. Forward-looking statements are based on the Company’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including general risks and uncertainties such as market conditions, economic conditions, geopolitical events, changes in laws, regulations or accounting rules, fluctuations in interest rates, terrorism, wars or conflicts, major health concerns, natural disasters or other disruptions of expected business conditions. Factors that could cause the Company’s results to differ materially from current expectations include, but are not limited to, risks related to the war in Ukraine and the conflict in the Middle East and the resulting escalating geopolitical tensions; impact of supply chain disruptions; the impact of creditworthiness and financial viability of customers; impact of inflationary pressures, foreign exchange fluctuations and commodity prices; other impacts on the Company’s business and ability to execute business continuity plans; and the other factors detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the U.S Securities and Exchange Commission (“SEC”) on February 20, 2025, as well as other risks discussed in the Company’s filings with the SEC. In addition, these statements are based on assumptions that are subject to change. This press release speaks only as of the date hereof. The Company disclaims any duty to update the information herein.

Investor Relations Contact:
Mark Barbalato
Vice President, Investor Relations
E-mail: investorrelations@esab.com
Phone: 1-301-323-9098

Media Contact:
Tilea Coleman
Vice President, Corporate Communications
E-mail: mediarelations@esab.com
Phone: 1-301-323-9092

ESAB CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
Dollars in thousands, except per share data
(Unaudited)

	Three Months Ended		Year Ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Net sales	$670,756	$689,348	$2,740,803	$2,774,766
Cost of sales	412,433	434,623	1,703,348	1,759,015
Gross profit	258,323	254,725	1,037,455	1,015,751
Selling, general and administrative expense	145,241	144,639	579,778	587,475
Restructuring and other related charges	1,655	6,368	10,227	24,110
Operating income	111,427	103,718	447,450	404,166
Pension settlement loss	—	—	12,155	—
Interest expense and other, net	14,965	26,243	64,890	85,074
Income from continuing operations before income taxes	96,462	77,475	370,405	319,092
Income tax expense	22,885	17,921	77,348	95,727
Net income from continuing operations	73,577	59,554	293,057	223,365
Loss income from discontinued operations, net of taxes	(18,625)	(8,082)	(22,309)	(12,341)
Net income	54,952	51,472	270,748	211,024
Income attributable to noncontrolling interest, net of taxes	(1,208)	(1,233)	(5,906)	(5,739)
Net income attributable to ESAB Corporation	$53,744	$50,239	$264,842	$205,285
Earnings (loss) per share – basic
Income from continuing operations	$1.19	$0.96	$4.73	$3.59
Loss on discontinued operations	(0.31)	(0.13)	(0.37)	(0.20)
Net income per share – basic	$0.88	$0.83	$4.36	$3.39
Earnings (loss) per share – diluted
Income from continuing operations	$1.18	$0.96	$4.68	$3.56
Loss on discontinued operations	(0.30)	(0.13)	(0.37)	(0.20)
Net income per share – diluted	$0.88	$0.83	$4.31	$3.36

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions, except per share data
(Unaudited)

	Three Months Ended		Year Ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Adjusted Net Income
Net income from continuing operations (GAAP)	$73.6	$59.6	$293.1	$223.4
Less: Income attributable to noncontrolling interest, net of taxes	1.2	1.2	5.9	5.7
Net income from continuing operations attributable to ESAB Corporation (GAAP)	72.4	58.4	287.2	217.7
Restructuring and other related charges – pretax(2)	1.7	6.4	10.2	24.1
Acquisition - amortization and other related charges – pretax(3)	8.9	9.0	34.5	36.9
Pension settlement loss – pretax	—	—	12.2	—
Tax effect on above items(4)	(2.4)	(3.7)	(13.7)	(14.7)
Discrete tax adjustments(5)	(0.4)	0.7	(6.9)	20.8
Adjusted net income from continuing operations (non-GAAP)	80.1	70.8	323.5	284.8
Adjusted net income from continuing operations attributable to Russia (non-GAAP)(6)	1.6	2.1	13.0	12.9
Core adjusted net income from continuing operations (non-GAAP)	$78.5	$68.7	$310.5	$271.8
Adjusted net income margin from continuing operations	11.9%	10.3%	11.8%	10.3%

Adjusted Net Income Per Share
Net income per share – diluted from continuing operations (GAAP)	$1.18	$0.96	$4.68	$3.56
Restructuring and other related charges – pretax(2)	0.03	0.10	0.17	0.40
Acquisition - amortization and other related charges – pretax(3)	0.15	0.15	0.56	0.61
Pension settlement loss – pretax	—	—	0.20	—
Tax effect on above items(4)	(0.04)	(0.06)	(0.22)	(0.24)
Discrete tax adjustments(5)	(0.01)	0.01	(0.11)	0.34
Adjusted net income per share – diluted from continuing operations (non-GAAP)	1.31	1.16	5.27	4.67
Adjusted net income per share – diluted from continuing operations attributable to Russia (non-GAAP)(6)	0.03	0.03	0.21	0.21
Core adjusted net income per share – diluted from continuing operations (non-GAAP)	$1.28	$1.13	$5.06	$4.46
__________
(1) Numbers may not sum due to rounding.
(2) Includes severance and other termination benefits, including outplacement services, as well as the cost of relocating associates, relocating equipment, lease termination expenses, impairment of long-lived assets and other costs in connection with the closure and optimization of facilities and product lines.
(3) Includes transaction expenses, amortization of intangibles, fair value charges on acquired inventories and integration expenses.
(4) This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the proceeding line items of the table. ESAB estimates the tax effect of each adjustment item by applying ESAB’s overall estimated effective tax rate to the pretax amount, unless the nature of the item and/or tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment.
(5) Discrete tax adjustments for ESAB include the impact of net discrete tax expenses related to law changes, certain dividend withholding taxes and the impact of unrecognized tax benefits due to favorable court ruling in a foreign jurisdiction.
(6) Represents Russia contribution for the three months and year ended December 31, 2024 and 2023, respectively.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions
(Unaudited)

	Three Months Ended December 31, 2024			Year Ended December 31, 2024
	Americas	EMEA & APAC	Total	Americas	EMEA & APAC	Total
Net income from continuing operations (GAAP)			$73.6			$293.1
Income tax expense			22.9			77.3
Interest expense and other, net			15.0			64.9
Pension settlement loss			—			12.2
Operating income (GAAP)	$51.5	$60.0	$111.4	$203.2	$244.2	$447.5
Adjusted to add:
Restructuring and other related charges(2)	1.0	0.7	1.7	3.0	7.2	10.2
Acquisition - amortization and other related charges (3)	5.0	3.9	8.9	18.6	15.9	34.5
Depreciation and other amortization	3.5	5.7	9.2	14.5	22.2	36.6
Adjusted EBITDA (non-GAAP)	61.0	70.2	131.2	239.2	289.6	528.8
Adjusted EBITDA attributable to Russia (non-GAAP)(4)	—	2.6	2.6	—	18.1	18.1
Core adjusted EBITDA (non-GAAP)	$61.0	$67.6	$128.6	$239.2	$271.5	$510.7
Adjusted EBITDA margin (non-GAAP)	21.6%	18.1%	19.6%	20.3%	18.5%	19.3%
Core adjusted EBITDA margin (non-GAAP)(5)	21.6%	19.3%	20.3%	20.3%	19.2%	19.7%
__________
(1) Numbers may not sum due to rounding.
(2) Includes severance and other termination benefits, including outplacement services, as well as the cost of relocating associates, relocating equipment, lease termination expenses and other costs in connection with the closure and optimization of facilities and product lines.
(3) Includes transaction expenses, amortization of intangibles, fair value charges on acquired inventories and integration expenses.
(4) Numbers calculated following the same definition as Adjusted EBITDA for total Company.
(5) Net sales were $37.6 million and $149.6 million relating to Russia for the three months and year ended December 31, 2024, respectively.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions
(Unaudited)

	Three Months Ended December 31, 2023			Year Ended December 31, 2023
	Americas	EMEA & APAC	Total	Americas	EMEA & APAC	Total
Net income from continuing operations (GAAP)			$59.6			$223.4
Income tax expense			17.9			95.7
Interest expense and other, net			26.2			85.1
Operating income (GAAP)	$50.1	$53.6	$103.7	$182.5	$221.7	$404.2
Adjusted to add (deduct):
Restructuring and other related charges(2)	1.1	5.3	6.4	6.5	17.6	24.1
Acquisition-amortization and other related charges(3)	5.0	4.0	9.0	20.9	15.9	36.9
Depreciation and other amortization	3.7	5.7	9.4	14.8	21.2	36.0
Adjusted EBITDA (non-GAAP)	59.8	68.6	128.5	224.7	276.4	501.1
Adjusted EBITDA attributable to Russia (non-GAAP)(4)	—	2.7	2.7	—	18.4	18.4
Core adjusted EBITDA (non-GAAP)	$59.8	$65.9	$125.8	$224.7	$258.0	$482.7
Adjusted EBITDA margin (non-GAAP)	19.5%	18.0%	18.6%	18.5%	17.7%	18.1%
Core adjusted EBITDA margin (non-GAAP)(5)	19.5%	19.3%	19.4%	18.5%	18.4%	18.4%
__________
(1) Numbers may not sum due to rounding.
(2) Includes severance and other termination benefits, including outplacement services, as well as the cost of relocating associates, relocating equipment, lease termination expenses, impairment of long-lived assets and other costs in connection with the closure and optimization of facilities and product lines.
(3) Includes transaction expenses, amortization of intangibles, fair value changes on acquired inventories and integration expenses.
(4) Numbers calculated following the same definition as Adjusted EBITDA for total Company.
(5) Net sales were $39.4 million and $153.8 million relating to Russia for the three months and year ended December 31, 2023, respectively.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Change in Sales
Dollars in millions
(Unaudited)

	Sales (Decline) Growth(1)
	Americas		EMEA & APAC		Total ESAB
	$	Change %	$	Change %	$	Change %
For the three months ended December 31, 2023	$307.3		$382.0		$689.4
Components of Change:
Existing businesses (organic sales growth)(2)	(4.6)	(1.5)%	5.3	1.4%	0.7	0.1%
Acquisitions(3)	7.9	2.6%	5.3	1.4%	13.2	1.9%
Foreign Currency translation(4)	(28.5)	(9.3)%	(4.0)	(1.0)%	(32.4)	(4.7)%
Total sales (decline) growth	(25.2)	(8.2)%	6.6	1.7%	(18.6)	(2.7)%
For the three months ended December 31, 2024	$282.1		$388.6		$670.8
__________
(1) Numbers may not sum due to rounding.
(2) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(3) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(4) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.

	Core Sales (Decline) Growth(1)(2)
	Americas		EMEA & APAC		ESAB
	$	Change %	$	Change %	$	Change %
For the three months ended December 31, 2023	$307.3		$342.6		$649.9
Components of Change:
Existing businesses (core organic sales growth)(3)	(4.6)	(1.5)%	4.3	1.3%	(0.3)	(0.1)%
Acquisitions(4)	7.9	2.6%	5.3	1.5%	13.2	2.0%
Foreign Currency translation(5)	(28.5)	(9.3)%	(1.1)	(0.3)%	(29.6)	(4.6)%
Total core sales (decline) growth	(25.2)	(8.2)%	8.5	2.5%	(16.8)	(2.6)%
For the three months ended December 31, 2024	$282.1		$351.0		$633.2
__________
(1) Numbers may not sum due to rounding.
(2) Excludes Russia related sales of $37.6 million and $39.4 million for the three months ended December 31, 2024 and 2023, respectively.
(3) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(4) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(5) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Change in Sales
Dollars in millions
(Unaudited)

	Sales (Decline) Growth(1)
	Americas		EMEA & APAC		Total ESAB(1)
	$	Change %	$	Change %	$	Change %
For the year ended December 31, 2023	$1,215.0		$1,559.8		$2,774.8
Components of Change:
Existing businesses (organic sales growth)(2)	23.0	1.9%	9.3	0.6%	32.3	1.2%
Acquisitions(3)	14.3	1.2%	9.2	0.6%	23.5	0.8%
Foreign Currency translation(4)	(75.5)	(6.2)%	(14.2)	(0.9)%	(89.7)	(3.2)%
Total sales (decline) growth	(38.3)	(3.1)%	4.3	0.3%	(34.0)	(1.2)%
For the year ended December 31, 2024	$1,176.7		$1,564.1		$2,740.8
__________
(1) Numbers may not sum due to rounding.
(2) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(3) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(4) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.

	Core Sales (Decline) Growth(1)(2)
	Americas		EMEA & APAC		ESAB
	$	Change %	$	Change %	$	Change %
For the year ended December 31, 2023	$1,215.0		$1,405.9		$2,620.9
Components of Change:
Existing businesses (core organic sales growth)(3)	23.0	1.9%	1.6	0.1%	24.6	0.9%
Acquisitions(4)	14.3	1.2%	9.2	0.7%	23.5	0.9%
Foreign Currency translation(5)	(75.5)	(6.2)%	(2.4)	(0.2)%	(77.9)	(3.0)%
Total core sales (decline) growth	(38.3)	(3.1)%	8.5	0.6%	(29.8)	(1.1)%
For the year ended December 31, 2024	$1,176.7		$1,414.4		$2,591.2
__________
(1) Numbers may not sum due to rounding.
(2) Excludes Russia related sales of $149.6 million and $153.8 million for the year ended December 31, 2024 and 2023, respectively.
(3) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(4) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(5) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Adjusted Free Cash Flow
Dollars in millions
(Unaudited)

	Three Months Ended		Year Ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Net cash provided by operating activities (GAAP)	$126.9	$122.4	$355.4	$330.5
Purchases of property, plant and equipment (GAAP)	(24.7)	(19.3)	(51.8)	(48.2)
Proceeds from the sale of certain properties(1)	—	—	1.9	2.8
Payments related to the Separation(2)	—	—	—	4.4
Payments related to discontinued operations	2.9	2.8	15.0	15.0
Adjusted free cash flow (non-GAAP)	$105.1	$105.9	$320.5	$304.5
__________
(1) Includes proceeds from the sale of certain properties related to restructuring efforts for which previous cash outlays were included in Net cash provided by operating activities.
(2) Payments relate to one-time non-recurring professional fees and employee costs incurred in the planning and execution of the Separation.

ESAB CORPORATION
2025 Outlook
Dollars in millions, except per share amounts
(Unaudited)

ESAB 2025 Outlook
2024 Core net sales	$2,591.2
Organic growth	0.0% - 2.0%
Acquisitions	~1.5%
Currency	~(3.5)%
2025 Core net sales growth range	(2.0)%-0.0%

2024 Core adjusted EBITDA	$510.7
2025 Core adjusted EBITDA range	$515 - $530

2024 Core adjusted EPS	$5.06
2025 Core adjusted EPS range	$5.10 - $5.25

ESAB CORPORATION
CONSOLIDATED BALANCE SHEETS
Dollars in thousands, except per share amounts
(Unaudited)

	December 31, 2024	December 31, 2023
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$249,358	$102,003
Trade receivables, less allowance for credit losses of $23,850 and $25,477	370,321	385,198
Inventories, net	403,711	392,858
Prepaid expenses	55,665	61,771
Other current assets	69,327	55,890
Total current assets	1,148,382	997,720
Property, plant and equipment, net	298,347	294,305
Goodwill	1,651,993	1,588,331
Intangible assets, net	487,993	499,535
Lease assets - right of use	89,859	95,607
Other assets	357,401	353,131
Total assets	$4,033,975	$3,828,629

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Current portion of long-term debt	$15,000	$—
Accounts payable	318,493	306,593
Accrued liabilities	298,558	313,489
Total current liabilities	632,051	620,082
Long-term debt	1,060,739	1,018,057
Other liabilities	532,936	542,833
Total liabilities	2,225,726	2,180,972
Equity
Common stock - $0.001 par value - Authorized 600,000,000; 60,517,574 and 60,295,634 shares issued and outstanding as of December 31, 2024 and December 31, 2023, respectively	61	60
Additional paid-in capital	1,901,337	1,881,054
Retained earnings	597,180	350,557
Accumulated other comprehensive loss	(729,574)	(624,272)
Total ESAB Corporation equity	1,769,004	1,607,399
Noncontrolling interest	39,245	40,258
Total equity	1,808,249	1,647,657
Total liabilities and equity	$4,033,975	$3,828,629

ESAB CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
Dollars in thousands
(Unaudited)

	Year Ended
	December 31, 2024	December 31, 2023
Cash flows from operating activities:
Net income	$270,748	$211,024
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and other impairment charges	66,790	75,034
Stock-based compensation expense	19,780	16,122
Deferred income tax	(2,601)	(25,408)
Non-cash interest expense	2,886	1,195
Pension settlement loss	12,155	—
Changes in operating assets and liabilities:
Trade receivables, net	(4,848)	(6,006)
Inventories, net	(22,495)	17,958
Accounts payable	31,861	(19,819)
Other operating assets and liabilities	(18,877)	60,394
Net cash provided by operating activities	355,399	330,494
Cash flows from investing activities:
Purchases of property, plant and equipment	(51,779)	(48,178)
Proceeds from sale of property, plant and equipment	3,805	4,600
Acquisitions, net of cash received	(153,664)	(18,665)
Other investing	(4,058)	—
Net cash used in investing activities	(205,696)	(62,243)
Cash flows from financing activities:
Proceeds from borrowings on Senior Notes	700,000	—
Proceeds from borrowings on revolving credit facility and other	205,000	574,150
Repayments of borrowings on Term Loans	(602,500)	(12,500)
Repayments of borrowings on revolving credit facility and other	(237,005)	(763,173)
Payment of debt issuance costs and other	(13,156)	(972)
Payment of dividends	(16,992)	(13,342)
Distributions to noncontrolling interest holders	(3,678)	(3,880)
Net cash provided by (used in) financing activities	31,669	(219,717)
Effect of foreign exchange rates on Cash and cash equivalents	(34,017)	(18,555)
Increase in Cash and cash equivalents	147,355	29,979
Cash and cash equivalents, beginning of period	102,003	72,024
Cash and cash equivalents, end of period	$249,358	$102,003